EXHIBIT 99

                JOINT FILER INFORMATION

Name:           Revolution LLC
Address:        1717 Rhode Island Avenue, N.W.
                Washington, D.C. 20036
Issuer &
Ticker Symbol:  Gaiam, Inc. (GAIA)
Dave of Event
Requiring Statement:  August 4, 2005

Signature: /s/ STEPHEN M. CASE
           -----------------------------------
           ** Signature of Reporting Person


                JOINT FILER INFORMATION

Name:           Stephen M. Case Revocable Trust
Address:        P.O. Box 33139
                Washington, D.C. 20033-3139
Issuer &
Ticker Symbol:  Gaiam, Inc. (GAIA)
Dave of Event
Requiring Statement:  August 4, 2005


Signature: /s/ STEPHEN M. CASE
            -----------------------------------
            ** Signature of Reporting Person


                JOINT FILER INFORMATION

Name:           Stephen M. Case
Address:        P.O. Box 33139
                Washington, D.C. 20033-3139
Issuer &
Ticker Symbol:  Gaiam, Inc. (GAIA)
Dave of Event
Requiring Statement:  August 4, 2005

Signature: /s/ STEPHEN M. CASE
            -----------------------------------
            ** Signature of Reporting Person